united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

(Formerly Investment Partners Opportunities Fund)

Annual Report
December 31, 2015

1-866-390-0440
www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

March 4, 2016

Dear Fellow Shareholder:

We are pleased to present the Annual Report of Investment Partners Absolute Return Fund, (the “Fund”), for the period ending December 31, 2015. As many of you have noticed, the name of the Fund has changed. We believe “Investment Partners Absolute Return Fund” is more reflective of the strategy we employ, and the asset class in which the Fund belongs. An absolute return fund has the freedom to invest in a wide variety of securities as well as use various strategies in an attempt to produce a positive return over time.

The Fund’s total return based on Net Asset Value (“NAV”) for the year ended December 31, 2015 was -16.95% without load (-21.71% with load). The S&P 500 Total Return Index gained 1.38% during the same period. The Fund’s return was weighed down by allocation of assets to the Energy and Natural Resource Sectors coupled with unexpected declines in certain technology companies. The effects of a decline in the energy sector can be seen in the S&P North American Natural Resources Sector Index Total Return which returned -24.28% in the same period.

For the period from inception (January 15, 2010) to December 31, 2015, the Fund’s total annualized return based on Net Asset Value (“NAV”) was -2.71% without load (-3.67% with load), inclusive of the $0.27 per share 2010 distribution, $0.39 per share 2011 distribution, $0.10 per share 2012 distribution, $0.11 per share 2014 distribution and $0.08 per share 2015 distribution. There was no distribution in 2013. The S&P 500 Total Return Index gained 12.71% during the same period. The S&P North American Natural Resources Sector Index Total Return returned -1.70% in the same period. The Fund’s relative performance was largely a result of our defensive posture of maintaining a relatively high cash balance, and an allocation to natural resources sectors during the period leading up to 2015.

The Fund’s primary objective remains long-term capital appreciation with income as a secondary objective. Additionally, the Fund’s aim is to maximize returns while attempting to manage and mitigate risk. We also strive to achieve our objectives using a strategy which has been defined as value investing. Value investors found 2015 to be very challenging, particularly in the microcap space. Because markets have been quite volatile since the 2008-2009 financial crises we have attempted to neutralize the influence of market volatility and risk by using tactical allocation within our strategy.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 31, 2016, to ensure that the net annual Fund operating expenses will not exceed 2.15% for Investment Partners Absolute Return Fund Class A shares, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 3.79% per the Fund’s January 4, 2016 prospectus. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

The Year in Review

The year 2015 started out with market participants believing that U.S. gross domestic product (“GDP”) growth would at long last return to a trend of at least 3% by the 4th quarter as a result of Federal Reserve stimulus of over $4 Trillion over the past six years.

Historically equity valuations were felt to be in line with prior expansionary periods. Technology, healthcare and energy related businesses were able to attract debt and equity growth capital, because these sectors were growing domestically and internationally.

At the beginning of 2015, investors became complacent, because there was sufficient liquidity in both the fixed income and equity markets. Interest rate spreads were historically narrow. There was very little difference in yields between investment grade issues, U.S. Treasuries and corporate credits. The banks had repaired their balance sheets since the financial crisis and were being encouraged to lend for projects they deemed worthwhile. Surprisingly, lending did not return to normal because there was not enough clarity about the longevity of the U.S. economic recovery. However, banks did find comfort in lending to corporations that had decided to shrink their capitalizations by using cash to fund buybacks and pay dividends or engage in mergers and acquisitions.

It was quite clear to certain companies that they would benefit by using leverage while rates were low. Those that were labeled as growth companies saw their share prices rise regardless of valuation. Never was it more evident than the market’s labeling companies either “Old Tech” or “New Tech”. We observed a similar phenomenon in 2000 when growth minded investors shunned Old Tech and embraced New Tech, often paying multiples of the “hereafter” for top line revenues with disregard for profits. Old Tech companies were viewed as mature, stodgy, wed to the past and vulnerable to disruption.

The disparity in valuations was often striking. Old Tech shares traded at low price to earnings multiples, paid dividends from cash flow, and conducted share repurchases at reasonable prices. They often had pristine balance sheets as well.

This, one would think, would make them particularly vulnerable to attack by activists or by private equity buyers in an attempt to bring out values and improve share price performance at least in the short run.

We positioned the Fund in anticipation that eventually shares of International Business Machines, Corp., Apple, Inc., Blackberry Ltd., TiVo, Inc. and Micron Technology, Inc., to name a few, would attract value investors as well as corporate reformers.

We felt we could afford to take a long term view because it was consistent with our long term objective of seeking capital appreciation from what we considered undervalued assets and businesses.

Much to our surprise, it is as if we threw a party but no one came.

Simply put, value style investing was out of favor for the first six months of 2015 and remained out of favor for the balance of the year.

This market neglect was even more exasperating in the microcap space. There are three reasons why valuations suffered. First, hedge funds and high frequency traders wanted tradeable issues with liquid markets where computer algorithms could determine prices. Second, market makers, who in the past risked their own capital as dealers, withdrew from trading. The narrow commission spreads made trading alongside computers unattractive. Third, company managements of many companies were more content with holding on to their jobs than taking on the risk that failure to grow their businesses would present. Hence, doing nothing was a better strategy than doing something.

During 2015 value investing required patience. This market neglect actually was a carryover from 2014.

In 2015 the Fund went a long way toward accomplishing our secondary objective. We rationalized our patient stance because at least we could meet our secondary objective of getting paid dividends or writing call options on a portion of holdings in an attempt to earn income. These strategies worked to offset some risk and gave us an opportunity to take advantage of market volatility.

There was an exception in the energy sector where the correlation to the steep fall in commodity prices eroded capital faster than the distributable net income the Fund received from investments in the Master Limited Partnership (“MLP”) space.

Few recognized the direct impact that Saudi Arabia’s decision to increase production would have, with the effect of driving down the price of oil and eliminating over leveraged U.S. energy producers.

For most of 2015, the Fund maintained between 1% and 9%, approximately,of total net assets in cash and cash equivalent balances in Treasury funds denominated in U.S. dollars because Fund management felt that stimulative policies enacted by the Yellen-led Federal Reserve (the “Fed”), would not end until there was clear evidence that the economy had improved sufficiently.

Initially our belief was that tapering of Central Bank purchases of Treasury debt would be perceived as risky. As time went on, the Fed reassured the markets that it would not raise rates until sometime in late 2015 or 2016 when they thought the economy had recovered. The equity markets were conditioned to an inevitable increase but rationalized that there would be minor impact to economic growth.

Much to everyone’s dismay the credit markets in 2015 did anticipate a rise in interest rates. Before it suddenly arrived mid-year, interest rates trended lower and bond prices climbed higher in an environment that waited for the Fed to increase rates. U.S. financial markets exhibited higher levels of volatility in spite of slow-downs in economic growth in Europe, Japan and the developing world. The Fed also suggested that it was willing to accept greater inflation as a means to spur demand, encouraging consumer spending and business borrowing. Inflation remained below the Fed’s 2% target. There clearly was a focus in the fixed income markets on credit quality with a widening of credit spreads.

During the year whenever the Federal Reserve hinted at a change to a more restrictive policy, the equity markets receded, only to be followed by a period of complacency and reduced market volatility. A belief system was forming that only when the economy was about to spurt at a healthy clip would there be a sustained credit tightening. When economic growth was called into question, Fed action was delayed; it was no wonder that the markets in the U.S. were roiled in 2015.

FUND PERFORMANCE

Throughout 2015, we adhered to our overall strategy of attaining a balance between capital appreciation and income. The Fund’s focus on the technology and energy sectors contributed to under-performance as did returns from special situations and precious metals and hard assets.

Our belief that commodities and technology would be rewarding simply did not work. For example, an investment in Apple, Inc., our third largest investment by market value at year-end, was impacted by the perception that the market for cell phones was slowing down. Analysts lowered their growth forecast predictions, and therefore, in spite of its cash hoard and low multiple, Apple, Inc. would not perform well in 2015-2016.

The energy sector was severely impacted by Saudi Arabia’s decision to increase the supply of oil, flooding the world market at a time when global economic demand had slackened. We believe this disruption has far reaching consequences, economically, commercially, militarily and societally.

A slowdown in global economic growth was also a contributor to the Fund’s decline in net asset value per share during the year ended December 31, 2015. Without global expansion the demand for commodities, most visibly oil and gas, were negatively impacted. This slowdown was led by Europe and Japan in the developed world, and was coupled with a steep decline in the so-called “B.R.I.C.” nations: Brazil, Russia, India, and most notably, China. Saudi Arabia broke with its Organization of the Petroleum Exporting Countries (“O.P.E.C.”) partners, disrupting the supply-demand relationship that had kept prices essentially at an average $100/barrel level for the past four years.

The global expansion thesis was believed by many to be a way of sustaining growth through greater consumption. Against a backdrop of Mideast hostilities, the oversupply of crude oil had people believing that lower oil prices were being used as a weapon against nations hostile to the U.S. and western world interests. As we had structured our energy-related investments in a balanced and diversified way, we felt that the impact of moderately lower energy prices would not be widespread. We were wrong even though many of our investments in this sector were both growing and distributing cash flow from operations. Capital allocation management decisions were predicated conservatively on lower prices than the world market price for oil and natural gas. Many of the Fund’s investments had hedged their production at much higher prices, sometimes for years ahead. We believe that energy demands for fossil fuels will ultimately exceed supply, but not during a time when oil is being used as a bargaining chip for getting a “deal” to limit Iran from obtaining nuclear weapons.

While we kept our investments close to home with a concentration on North American companies with solid balance sheets, access to growth capital, excellent reserves and skilled management, none of that seemed to matter. Market participants swung the pendulum rapidly past any equilibrium point, sending securities prices in many energy-related companies down 50% or more on average. One of our largest energy investments was Sanchez Production Partners LP (5.5% of total net assets at December 31, 2015) which was able to attract outside capital to fund their growth, right size their balance sheet and fund a distribution.

In the first half of the year our investments in technology, by and large, did not contribute positively to overall performance. Our selection process as value investors was focused on “Old Tech,” where the market was overlooking advances in innovation. This was particularly the case in the price to earnings ratios being accorded to Apple, Inc. (4.3% of total net assets at December 31, 2015), Micron Technology, Inc. (3.2%), Microsoft Corp. (2.7%), TiVo, Inc. (2.8%), and Yahoo!, Inc. (2.2%). In the financial sector, our holdings in business development companies also suffered losses.

Our secondary objective of finding income producing investments has also been impacted by reducing the attraction of MLPs and certain closed end high yield funds and business development companies.

Financial markets outside of energy were surprisingly resilient, holding to the belief that economic data would in time indicate that the U.S. recovery would produce stronger corporate earnings gains.

As a result of the above, calendar year 2015 was not rewarding for the Fund - and the Fund’s negative return, while understandable under the circumstances - is a significant disappointment to us. Selecting individual investments within declining sectors simply did not work.

GLOBAL ECONOMIC BACKDROP AND ITS EFFECT ON FUTURE PORTFOLIO PERFORMANCE

Usually when the calendar says we are in a new year it is a customary tradition to look into the crystal ball and make forecasts about economic and market activity for the upcoming year.

Often this task is helped by extrapolating from the present, applying some analysis of the data, building a model based on momentum, setting a course and sailing into the unknown with some trepidation but not fear.

History normally provides some precedent, possibly making the path easier to navigate.

Well, nothing about 2016 appears normal.

First Forecast: In 2016 making historical comparisons to past events will have little or nothing to do with how markets will behave for the foreseeable future.

Markets have responded well to central planning enacted by the Federal Reserve for the past six years. Any honest examination of the facts would suggest that a less accommodative Federal Reserve could negatively impact a fragile economy. The mid-December increase in interest rates in our view was ill timed and dangerous. Any further increase likely will add additional risk. There are many imponderables but if there is any uncertainty about what data is relevant and factual there is the likelihood that bad decisions will worsen the economic situation.

Hence there are three areas where our 2016 forecast will be focused:

1)	The possibility that Central Banks make Big mistakes.

2)	Global Social, Economic and Political instability.

3)	Real possibility of a Global Recession.

Second Forecast: The Inflation-Deflation Debate will continue to influence behavior, affect the election of the next President, affect consumer behavior, challenge corporate purchasing and investment decisions, and affect the mobility of citizens.

How this debate develops between progressives and liberals, in a divided nation with heightened tensions between the “haves” and the “have nots,” is not easily forecasted. Nowhere is this more evident than the candidates who are seeking their parties’ endorsement to run for President. Conservative party Republicans and socially conscious progressive Democrats have diametrically opposed economic plans. In a deflationary environment government loses control. If that happens, military and police action is employed in an attempt to regain a sense of stability. Those that have prospered economically will want to retain the status quo. Those that sense that they are harmed will want retribution.

In a technologically interconnected world, modern communications become a tool to affect change. Response is often rapid and emotional with actions inflamed by media reporting.

Markets tend to respond to soundbites with image-makers creating their own reality.

Just look at the way the Middle East turmoil is unfolding. Russia has taken advantage of the Administration’s policies of having the Saudis serve as our proxy while not alienating Iran.

The U.S. and Russia are not speaking with a single voice in trying to eradicate the Islamic State of Iraq and Syria (“I.S.I.S.”). Throw economic sanctions into the mix and destabilization on a global scale is the outcome.

All this is observable because technology has made it possible to watch the war in Syria in the comfort of our living rooms while millions of refugees flee to Europe and beyond, bringing I.S.I.S. to the rest of the World. We have seen the impact of this by having our Saudi ally flood the world with oil, driving many of our exploration and production companies out of business. This strategy has significant implications for the banks.

With destabilization, Government responses are hard to fathom. U.S. policy seems to be based on shaky alliances. Enemies are often former friends while allies could become convenient scapegoats for why things are the way they are. In this surreal world, long term planning and forecasting the future of U.S. energy investments will have more to do with foreign policy than usual market dynamics.

Third Forecast: Asset values and security prices will swing wildly, adding to an already supercharged volatile environment.

Volatility produces both opportunity and heightens risk. Nowhere is this truer than in energy related investments. Not all companies involved in fueling the world’s needs are created equally, yet every company is expected to curtail production to balance the supply/demand relationship or go bankrupt.

No doubt from this adversity there will be opportunity, but until price levels stabilize it is near impossible to forecast the survivors and those that will prosper during any recovery.

Fourth Forecast: China and emerging markets throughout the world will focus on their own well-being and adjust their currencies to reflect the new reality. How China deals with its own economic and financial issues will significantly impact the rest of the world.

China’s banking system appears to be under stress as the economy slows down. The stronger U.S. dollar is having a profound impact on global trade, leading to a revaluation of the Chinese currency. Bond markets are becoming more illiquid.

We realize that in these uncertain times we need to step back to our original principles. Asset preservation and income will remain our focus for 2016 and beyond in spite of expected market turmoil.

We have four strategies that we believe will guide us in the coming months:

1)	Focus on Value Investments with some growth characteristics.

2)	Diversify by Sectors and Asset Classes.

3)	Invest in Dividend Paying Equities.

4)	Write options to potentially reduce portfolio risk and gain additional income.

In 2016 we believe that central banks around the world will continue trying to mirror the U.S. as a way to spur economic growth in their own blocs or countries. At best such attempts might have some short term impact, but in the longer term will probably lead to massive dislocation. Further, the direct and indirect consequences of excess monetary stimulus have historically produced a weakening in the currency markets leading to a spiral of competitive devaluations, sometimes regarded as “currency wars.” We see currency devaluation as a race to the bottom.

If only a nominal amount of money would be created, interest rates in the short run would fall, investments would increase and incomes would rise. So goes the theory of John Maynard Keynes whose beliefs are currently central to economic policy in the developed world.

But what happens in the case where monetary policy is ineffective? We are experiencing a tepid rise in economic growth in spite of creating over $4.5 trillion in newly minted “money.” Keynes said that one way you could gauge the effect of his theory is to measure whether money would be loaned and spent more rapidly – also referred to as the velocity of money. If the money velocity falls, however, it alone would counteract the increase in the quantity of money created. In that event, he encouraged the government to step in with direct investment, tax cutting, and deficit spending.

He further recommended that government response be a continuous policy of full employment regardless of the state of the budget. So when the reality doesn’t match his theoretical framework it is the fault of consumers who fail to spend and create demand, and banks that fail to lend. Inadequate demand or under-consumption produces greater misery and poverty for some, and leads to a widening gap between the “haves” and “have-nots,” perhaps even causing societal unrest. Throughout history major political and social upheavals followed years of general impoverishment through questionable government expenditure on social programs and expensive wars. We believe that boom and busts do not result from the pursuit of Keynes’ policies alone. They also come about when government meddles in the markets.

Creating money and credit encourages government to skew statistical data, and keeping interest rates low for a considerable length of time sometimes encourages businesses to make poor decisions. During this period of maladjusted interest rates, economic resources can be wasted. Look no further than the pursuit of energy independence. The government encouraged low cost borrowings to produce more U.S. energy as a signal to the capital markets that the output products could be sold at sustainably high prices.

Once the rug was pulled out from the pricing mechanism by the Saudis, operational costs rose, capital returns plummeted, jobs were lost and a recession in the oil-patch developed. We believe that the energy sector perhaps may be a precursor of what lies ahead for other sectors of the global economy. As we see it we are at an inflection point. The world has created $100 trillion of debt without sufficient growth to generate enough income to pay the interest on the debt or to ever begin to pay it back.

As global growth contracts, those most overly exposed will suffer defaults. This is particularly evident in the developed world where money has been channeled to non-productive assets, welfare programs and consumption. To be productive, the borrowed funds need to fund new businesses, be applied to new technologies, spark innovation and reward initiative.

So while the U.S. looks strong relative to Europe and Japan because it seems able to deal with its $17 trillion in debt, it is largely because the U.S. dollar remains the reserve currency of the World. The question that global investors are struggling with is how long the dollar remains strong without causing massive dislocations in exchange rates around the World. The U.S. economy is experiencing several quarters of relative growth but the data does not appear to us to declare a sustainable recovery. For all of 2015 the U.S. GDP grew at an average rate of 2.5%, Europe did not grow at all, and China slowed down its expansion.

Looking at the world through the eyes of geopolitics there are threats that can’t be ignored. Russia is draining its reserves to defend the ruble, which has declined 50% because of sanctions in response to its military excursions in the Ukraine and Syria. Global instability in the Mideast has given rise to an Islamic sect that threatens civilization as we know it. Iran, Iraq, Syria, Libya, Egypt and Afghanistan are considered fragile and vulnerable to overthrown governments; insurrection rules the day. The world has seen a widening of the gap of understanding where formally diplomatic solutions could be found before the only alternative is armed conflict. The policy of energy reliance and sufficiency only adds to the risk that something bad is bound to happen, probably where and when it is least expected.

Domestically – after an expenditure of over $4 trillion - economic conditions have only marginally improved. Some investors, savers, those living on a fixed income and the unemployed, were not happy with the result. Bond holders since 2014 have not been happy, neither have investors in emerging nations nor holders of interest sensitive real estate trusts and high yield instruments.

The Fed is no doubt aware that historically, markets tend to anticipate the inflationary impact of a continuation of manipulative interventionist activities. They know that inevitably such actions are bad for financial assets of all types. In spite of that knowledge, the experiment continued throughout 2015. Equity markets in the developed world for the most part loved it. Price to earnings ratios expanded in spite of tepid GDP growth. Corporate profits of many companies that make up the S&P 500 expanded while overall revenues only grew modestly.

This risk-on trade has given rise to speculation creating so-called asset bubbles. Relative safety normally accorded to holders of bonds and savers in general has been a secondary priority. With interest rates at historically low levels there is no way for bonds to compete with stocks unless, of course, a powerful deflation develops. The Fed further reasoned that if moderate inflation were to result it could apply the “brakes” in sufficient time. So far, market participants have bought the Fed’s logic and the major equity indices are expected to see substantial continued appreciation. With inflation seen as a significant goal of central banks around the world, we felt that hard assets (particularly natural resources and energy) would be logical beneficiaries of that monetary policy.

Given that was our position throughout 2015, as stated above, the Fund’s total return based on NAV was -16.95% without load (-21.71% with load) for the year ended December 31, 2015. The S&P 500 Total Return Index during the same period gained 1.38%. The Fund’s return was weighed down by the allocation of approximately 25% of total net assets at December 31, 2015 in the Energy and Other Natural Resources Sectors in addition to maintaining cash balances approximating 7% of Total Net Assets. (Sanchez Production Partners LP and Sanchez Energy Corp., representing 5.5% and 1.4%, respectively, of total net assets at December 31, 2015, are included in both the Energy and Other Natural Resources Sectors percentage mentioned above as well as in the special situation percentage mentioned in the last paragraph of the Central Themes section of this letter.) The effects of a decline in the energy sector can be seen in the S&P North American Natural Resources Sector Index Total Return which returned -24.28% in the same period.

For the year, the Fund’s investment income was $223,342 from dividends and interest. Net realized loss from investments, options written and foreign currency transactions was -$434,457. Dividends, interest, and option call writing contributed to accomplishing our secondary objective of generating an income return. The purpose of using these sorts of instruments from time to time is generally to partially hedge risk on some of the Fund’s investments, or to take a directional position on some stocks or Exchange Traded Funds (“ETFs”) that we perceive to be under-valued or over-valued. The effect on the Fund’s performance of these strategies will be determined over time.

As we stated in our 2015 semi-annual report, our central focus in 2016 will again be on the Federal Reserve’s planned monetary actions, and whether Congress can work with the President’s policies. Until we can answer the question of whether government can function without going back on its promise of a better future for its citizens, we will remain cautious and defensive. At this writing, we don’t get the feeling that Congress, the President, or the Federal Reserve are really serious about dealing with failed financial policies and fiscal imbalances that caused markets to collapse in the recent past. Dodd-Frank legislation and the Volcker Rule may not be fully implemented in 2016; provisions in the Affordable Care Act seem unworkable and need refinement; and a balanced budget remains just a bookkeeping illusion. It seems that no one has the courage to deal with harsh realities and consequences. The failure in leadership at a time of crises is disconcerting and discouraging.

In spite of these macro issues, using traditional analysis tools and applying the theory inherent in value style investing, we have been able to uncover a number of investment candidates. Some of these may work out over time. As we have stated before, value investors, as a class, share one thing in common: the quest to buy something that others will pay more for in the future. A deep-value investor senses a bargain purchase even if the merchandise is, in the eyes of the market, flawed. Sometimes those assets prove to be remarkable finds over the long-term. However, in other instances, the investment is cheap for a reason. For activists, unlocking value for stockholders has become a means to produce positive returns in excess of the market returns.

We remain committed to finding unique securities in which to invest using “value” style principles and to possibly deriving some income to reward our patience. We believe our activist efforts remain a distinguishing characteristic for value enhancement.

ISSUES AND CHALLENGES

Despite the positive performance of the broader market equity indices, we, as well as a number of other value investors, found 2015 to be a somewhat frustrating year. It is always a pleasure to see the market perform, and to make money for investors - that goes without saying. It can be worrisome, though, when a number of the poster-children of the 2015 rally in equities, the so-called “F.A.N.G.” stocks (Facebook, Inc., Amazon.com, Inc., Netflix, Inc. and Google Inc. - now Alphabet Inc.), out-perform the vast majority of the S&P 500. As value-oriented investors we believe in fundamental analysis, not government driven policies that warp valuations.

We believe that in 2016 the interventionists will continue to condition market participants to accept change. In such an environment the equity markets expect that the risks have been taken out of allocating the majority of most portfolios to already-expensive equities. We don’t adhere to the belief that growth stocks without profitability will be the place to invest. Our challenge is to find companies and businesses that, in this environment, are inexpensive on an absolute basis. That goal, however, can be difficult when so few stocks or sectors can be characterized as “cheap.” The increase in market volatility in recent months may be the first sign that other market participants are also recognizing that there are pockets of overvaluation. Our hope is that the same volatility can bring prices down in certain sectors to levels where we can feel comfortable investing.

In spite of these and other macro issues, we continue to use traditional analysis tools and adhere to the theory inherent in value style investing to uncover a number of unusual investment candidates. We have classified many of these as special situations which in some ways may be neutral to overall market behavior.

TRENDS AND DIRECTION

We have now entered a dangerous period with the unknown impact of rising rates. We have also been cognizant that interest rate sensitive stocks would be vulnerable and have tried to keep these to a minimum. If interest rates rise, companies with a lot of debt may find it more difficult to grow. Additionally, their distributed cash may be less, which could make their share prices vulnerable.

Another offshoot of higher rates could be an overvalued US dollar and a smack-down in commodities, real estate, preferred stocks, and other interest rate sensitive issues. We hope that the Fund’s diversified portfolio with non-correlated assets, such as gold, along with certain equities can perform relatively well in a world of turmoil. We believe our primary focus on value and deep-value oriented issues could provide the necessary balance to preserve the portfolio in our attempt to neutralize the effect of rising rates.

2016 OUTLOOK AND STRATEGY

At the end of 2015, analysts were predicting a continuation of market momentum with rising equity prices based essentially on the following beliefs:

●	A change in Federal Reserve accommodative policy would have minimal impact on the economy.

●	Normal domestic economic growth would be sustainable.

●	There would be a consumer led demand cycle accompanied by a decrease in unemployment and increased discretionary spending.

●	Equity markets would anticipate better times ahead, and price to earnings multiples would rise modestly.

●	The “wealth effect” would encourage consumer spending.

●	Industry would get more confident and invest in plant and equipment once company managements could forecast demand with more certainty.

●	Industrial production would rise.

●	Global expansion with rising world trade, improved capital availability, and functioning credit markets would sustain a worldwide boom.

●	Decreased energy prices would boost investor confidence and consumer purchasing.

●	The dollar would remain strong.

●	In spite of declining oil and gas prices, the U.S. would continue on its path to energy independence.

●	With the implementation of the Affordable Care Act, health care costs would come under better control.

●	China’s slowdown would not cause contagion.

As we enter 2016 we find ourselves questioning the consensus views mentioned above. Yes, the domestic economy was some what improved , but these are not quite boom times.

In our opinion, the risks of any errant policy coming out of Washington, Europe, the Middle East or Asia could change investor perception and deal a blow to investor and/or consumer and business confidence at any time. With the emergence of I.S.I.S. in the Middle East, terrorism becomes a wild card. Saudi Arabia breaking with O.P.E.C. has huge implications and threatens the survival of over extended oil export countries. Currency devaluations result from instability and healthcare costs escalate as the quality of care deteriorates. There is now sufficient evidence that indicates the Fed’s interest rate machinations have done little to instill enough confidence for the economy to grow at other than an anemic pace. They say quantitative easing measures have been accompanied by quiescent inflation and there is improvement in housing and employment. Because interest rates in general were at historic lows the stock market became the place to be by default. Economists believe that rising asset values, the so-called “Wealth Effect,” lead to spending. In reality, the citizen’s cost of living is increasing faster than wages, leaving little for discretionary spending. Only the recently reduced price of gasoline gives a boost to consumers having more to spend. Ironically, instead of spending, consumers are paying down debt.

The anticipated rise in spending has not been impressive. In support of our skepticism were government statistics indicating to us that there were no measurable, tangible, sustainable benefits from prior quantitative easing experiments. Creating over $4 trillion in liquidity should have created a healthier economic rebound. Instead, nearly six years after the financial collapse, economists now anticipate an improvement in GDP growth in the U.S. to perhaps 2.7% for 2016. Nearly all of this depends on global growth of at least 3.3%, including in emerging nations like China where growth is currently slowing down.

With the uncertainty brought about by the European recession and a slowdown in the Chinese economy, we see a real possibility that these growth rates do not materialize. We are therefore positioning the portfolio for a period of stagflation in early 2016 which, if left unattended, could result in recession by early 2017.

We believe that the eventual unwinding of massive public debts will impact virtually every American because taxes at the local level will rise along with interest rates. When government curtails spending, unemployment (already a problem, both politically and economically) will rise, leading to cuts in entitlements, and rising interest rates. Access to credit will be limited and will be based on the credit worthiness of the borrower rather than be set by Federal Reserve meddling. Simply put, this is not exactly the environment that should have rewarded investors in 2015, and we don’t see much improvement in 2016.

As we stated in our semi-annual report, during the first half of 2015 we allocated capital to companies which we believed were selling at price to earnings multiples less than their historic growth rates or returns on invested assets, and/or at discounts to their asset values. We have also pursued some special situations where we believed longer term assets were mispriced.

The Fund’s investment strategy for 2016 is predicated on the belief that the unwinding of excessive debt worldwide should create economic dislocations that will in turn produce extraordinary future opportunities for patient investors. Similarly, we observed that other opportunities were being created by disruptions in various sectors of the economy. In particular, technological changes seem to be more significant and more frequent. Legislative and regulatory enactments have the effect of punishing those who have not planned, and rewarding those who have positioned their businesses to benefit.

At the beginning of 2015, we began a process of trying to identify the winners and potential losers based on emerging trends. While not much has changed in a macro sense to instill confidence in us that government will get it right, there are some common sense realities that even the most naive politicians can’t deny forever. The private sector has committed capital and manpower in the U.S. to make the country less dependent on foreign sources. Our energy MLPs are developing domestic oil and gas by using new techniques to maximize production. Solar power looks like it will become a cheaper way of producing energy because of technological advances. Large tech firms continue to make the world more interconnected through advances in communications. Additionally, certain parts of the financial sector have a chance of doing reasonably well, so we intend to continue investing in specialty finance companies which provide capital where conventional banks cannot. We also intend to focus on dividend paying closed-end funds, real estate investment trusts, and some MLPs that could gain as a result of the low interest rate environment. In an attempt to offset risk and obtain premium income, we have been selling call options on some of the Fund’s positions. For value investors, this is a way to gain some market neutrality, partially offset risk in our overall portfolio, and increase investment cash flow at the same time.

Unfortunately, given investors’ mad scramble for yield, securities that are normally attractive thematic holdings for the Fund have, in some instances, been bid up by the overall market past the point where we think we can make meaningful returns. We will continue to use a tactical allocation approach toward these areas on a case by case basis, but prefer to be patient and collect securities which to us appear to be inexpensive for other reasons.

Commodity prices by their very nature are volatile. In the precious metals space, price movements are often emotionally driven. This is particularly true in the gold markets. We own securities tied to gold because of the discipline gold has when measured against fiat currencies created by central bankers out of thin air. If confidence in paper currencies issued in countries without adequate reserves begins to wane, our precious metal investments may perform well in time. We view the recent price decline in these issues as a long term buying opportunity.

PRINCIPAL AREAS

The Fund’s strategic allocation remains focused on diversified balanced equities in five principal are as:

●	Science, Technology and Engineering Innovation.

●	Companies that can compete effectively with pricing flexibility and which benefit during a period of slow growth.

●	Resource rich companies.

●	Special-situation investments where there is a catalyst that can unlock value .

●	Income generation from companies with a yield component from dividends and returns from an active option writing strategy.

INCOME GENERATION

Continued turmoil in energy and other commodity markets make investing for sustainable income quite challenging.

Slower global economic growth in emerging markets, particularly China, means less demand for fossil fuel energy while supply remains at peak.

Plunging prices of equities, most notably shares of MLPs, high yield bonds and convertible securities give pause for anyone to consider investing for sustainable yields.

Income oriented investors rely not only on the level of yield but on the underlying quality and sustainability of anticipated income.

When interest rates rise and struggles exist in various sectors tied to energy and commodities, the high yield sector weakens. Liquidity deteriorates and outflows affect other sectors which weaken as well.

Further, those ETFs, closed end funds and equities that use leverage from borrowings magnify the risks of reaching for higher yields.

All of this suggests that the Fund adopt a defensive stance in attempting to reach our income goals. In this low rate environment with income scarce we are attempting to manage the downside risk, hopefully limiting potential capital losses.

We need on one hand to remain cautious because we don’t believe that there is a speedy resolution to the challenge of pursuing sustainable yield.

One tactic that can enhance total return and create income from a diversified portfolio is to take advantage of the high volatility and engage in an active option strategy.

So in effect the advisor feels that a barbell approach could potentially offer higher returns at a suitable level of risk: Defensive reliable dividend and distribution payers at one end of the spectrum and call writing premiums at the other end.

VOLATILITY AND OPTION WRITING

The Fund’s advisor believes that in these uncertain times the value investing style should produce attractive returns over time. But in the short term, investments may only be flat.

Since the investment environment in 2016 continues to be quite volatile, the Fund looks to achieve enhanced returns by generating a recurring stream of income from a combination of dividend and distributable net income from business development companies and MLPs further enhanced by an active option writing program.

Net option premiums can be generated by writing covered-calls on all or a portion of the Fund’s underlying value and G.A.R.P. (Growth At A Reasonable Price) securities.

This strategy has two principal objectives which are to: 1) reduce the Fund’s overall return volatility and downside risk, and 2) increase portfolio income.

While pursuit of this strategy seems worthwhile there is an offset which is the reduction of the capital appreciation potential of the equity portfolio.

Option Arbitrage Basics

Fund managers generally use this strategy to increase the income-generating potential of their portfolio and to reduce the volatility of portfolio returns over time. This is also one of the oldest and simplest ways to use options to enhance portfolio returns. To execute this strategy the owner of a portfolio of common stock will sell call options against their long-stock positions, which can be executed directly against individual stock positions or against an Index. Typically the investor will use slightly out-of-the money calls, but this can depend on market conditions. The investor will receive the option “premium” from the option buyer in exchange for the right to purchase the underlying common stock at a predetermined price for a designated period of time.

While the portfolio manager will capture this entire “premium” as short-term capital gains, the overall profitability of the strategy will depend on the lost opportunity costs and/or potential replacement costs if the security is called. In a perfect world for the option writer, the written option will expire worthless, which will typically occur in either periods of low volatility or periods of declining equity prices. Of course, the lower the level of overall market volatility the lower option premiums tend to be, which can lower the profitability of the options strategy. Moreover, periods of declining equity values will lower the value of the long-equity sleeve of the overall strategy.

However, if the stock price rises significantly, the option writer will typically incur lost opportunity costs and replacement costs if, of course, the option is exercised. Lost opportunity costs are the costs associated with the gains the portfolio would have seen had the underlying security remained in the portfolio rather than being called-away. Replacement costs are those associated with buying back the underlying security, presumably at a higher price. Additionally, option writers can also close out the long option position by purchasing the same option in the market. When this is done, the cost of purchasing the option will offset the option premium received when the option was first written.

Typically, put and call premiums will track market volatility very closely as higher levels of market volatility will generally produce wider put and call premiums, while lower levels of market volatility will generally narrow these premiums.

OPTION STRATEGY

The Fund expects to write either single-stock covered call options or index options, such as the S&P 500 Index, on and/or against the underlying equity portfolio. It is the option manager’s expectation that these covered-call options will have an average duration of 30-days and will be out-of-the money options. It is also the option manager’s expectation that the overwrite percentage will be dynamic, typically varying between 30% and 60% of the underlying portfolio. Additionally, it is expected that the percentage of single-stock option writing will increase as the overall level of market volatility decreases, while conversely the percentage of index-options will increase when the level of market volatility increases.

CENTRAL THEMES

In 2016 we expect our main attention to remain on the following:

●	Companies that have good businesses and are valued at reasonable prices.

●	Companies with abundant cash flows that have the ability to reinvest their cash in a way to improve profitability.

●	Businesses that are managed for returns on capital to reward shareowners with a share of these returns by paying dividends or conducting effective ways to improve share price performance.

●	Companies whose boards are shareholder friendly and actually focus on better governance practices.

We remain committed to precious metals and commodities as part of our diversification strategy. Historically, certain areas have done well when currencies are being debased: precious metals, bullion backed trusts and baskets of commodities. In the year ahead, we intend to build on these themes, particularly in international businesses whose stocks are depressed. We expect that natural resource assets will remain a focused concentration as well as technologically-based manufacturing businesses and those involved in information technology and communications. We also believe that there are profitable opportunities in companies in the following areas: specialty finance, depressed alternative energy, infrastructure development and healthcare.

While our primary purpose remains long-term capital appreciation, income has become an increasingly important secondary objective.

The ultra-safe world of holding on to so-called “risk free” government bonds may be over. For this reason, we believe that portfolios should be constructed in an attempt to preserve capital and maintain purchasing power, particularly if the odds favor an increase in inflation. In the coming months we also expect that the domestic and international issues and challenges will be brought into greater focus. Health care, energy and taxes are expected to get widespread attention. We expect markets will be quite volatile, producing opportunities for profit mainly in equities.

We intend to strike a balance, focusing on issues that are clear beneficiaries if material change takes place in government policies.

In 2016, we expect to maintain our investments in certain energy related companies, largely in North America, because we feel their valuations are compelling (at discounts to the book values of their reserves) while at the same time they offer historically high yields.

We also believe that modern technology companies are the future growth engines of the economy. The Fund continues to devote approximately 31% of its total net assets to companies engaged in computers, the internet, semiconductors, electronics, software, infrastructure, and telecommunications at home and abroad. (View Central, LLC, representing 0.9% of total net assets at December 31, 2015, is included in both the technology percentage mentioned above as well as in the special situation percentage mentioned in the last paragraph of this section.)

We believe that on a technological level, man will become more productive, learning to do more with less. If government, which believes that you need to do less with more, could only get the same message, we might get somewhere. In spite of the promises of every recent past president, growth in government has outpaced the growth in the productive sector.

All government debt, when issued, is never intended to be repaid in equal value, but rather only in nominal terms over the life of the bonds . We believe there should be some protection against the possibility of renewed inflation. As such, we remain convinced that there is significant value in mining and minerals as well as precious metals, including gold and silver, hence the Fund remains committed to this sector in spite of it being currently out of favor.

Finally, there are a number of small companies or issues that are not as well known in the portfolio that appear to us to be undervalued. The Fund has sizable positions in some of these companies, with an expectation that their future performance will be reflected in their securities prices. These special situation issues in the aggregate represented approximately 24% of the Fund’s total net asset value at December 31, 2015, but could contribute meaningfully to the Fund’s performance if their value, as we perceive it, develops for investors.

ADVOCACY AND ACTIVISM

As stated in the past, we are satisfied in the majority of our investments to be advocates and supportive outside minority holders of company securities where we feel managements and boards of directors are conscious of their duties to serve the needs of all investors. As value managers, we sometimes purchase securities that have fallen out of favor or are in a so-called turn-around mode. In such situations, sometimes - but not always - the interests of the outside minority investors can get lost in the shuffle. We therefore tend to direct our advocacy and activism efforts to issuers who, in our opinion, may need extra support and guidance from their shareholders, or may require a strong reminder that they have a duty to their outside investors.

In 2015, we had only a few activist efforts to report.

Over the past number of years, you may recall that we were extremely vocal about the need for change at one of our largest holdings, Constellation Energy Partners LLC (now called Sanchez Production Partners LP – 5.5% of total net assets at December 31, 2015.) Specifically, we met with the board and management requesting that the company return to the traditional MLP model of income distribution to investors. (The company had suspended paying distributions to investors since 2009). In 2013, the board heeded our suggestion and forged a new relationship with Sanchez Energy’s affiliate (Sanchez Oil & Gas). Over the past 2 years, that relationship became formalized, with Constellation Energy Partners LLC changing its name to Sanchez Production Partners LP (“SPP”). Finally, in 2015, SPP began operations as a traditional cash-paying MLP investment. After Sanchez Energy “dropped down” (transferred in) significant oil properties and an oil pipeline into the partnership, the first cash distribution in six years was paid last November at a going-forward annualized rate of more than 10%. Since SPP envisions that such cash distributions paid to investors should grow over time, we are hopeful that 2016 will produce both improved cash flow from this investment and the potential for capital appreciation, particularly if energy prices improve from currently depressed levels.

In last year’s report we informed you that we had communicated several times with management and the board of SkyPeople Fruit Juice, Inc. (sold during 2015) in an attempt to have them focus on the interests of the minority shareholders. Specifically, with the stock trading under cash per share and at a low single digit multiple of earnings, the company’s market price didn’t seem to properly reflect the valuation of the company even remotely. During 2015, SkyPeople Fruit Juice, Inc. put up solid numbers through the first half of the year, and we exited part of our position as the stock moved up. The Company then reported a shocking and unexpected earnings and revenue miss for Q3 2015, and coupled it with an extremely flimsy explanation as to the reason for the drop off. We subsequently sold the balance of the Fund’s holding.

Finally, one of our business-development-companies, high-yield divided paying lending operation TICC Capital Corporation (“TICC” – 1.7% of total net assets at December 31, 2015), came under attack from not one, but two activists when it attempted to sell its investment advisor to Benefit Street Partners L.L.C. for a big personal payday for management, seemingly at the expense of TICC shareholders. The two activist firms, NexPoint Advisors, L.P. (“NexPoint”), and TPG Specialty Lending, Inc. (“TPG”) submitted competing proposals on better terms for TICC shareholders than what had been proposed by management-favored Benefit Street Partners L.L.C., but both were rebuffed. Specifically, TPG offered a takeover at a premium to TICC’s market price, and NexPoint offered to manage TICC at a much reduced cost. We took the opportunity to weigh-in on behalf of our clients and Fund by writing to TICC’s board insisting that they engage with these outside parties to consider any and all proposals to unlock value for shareholders. This ongoing saga has spilled over into this year as both NexPoint and TPG have teed up proxy fights by proposing individuals to serve on TICC’s board and request a rescission of TICC’s management contract at the upcoming annual meeting. We expect that we may have something to report regarding this matter in a subsequent letter to our shareholders.

While we expect that 2016 will continue to be a year with advocacy and activism matters to discuss, we currently anticipate that we may use this tactic a bit less as we prioritize our covered-call writing strategy on value and G.A.R.P. stocks as outlined earlier in this letter. We intend to continue participating in conference calls, attending shareholder meetings, and making our opinions known to boards and managements when we deem necessary from time to time. However, as of this writing, we may be less inclined to lead a specific activist campaign as we focus on generating option income from our Fund holdings.

We remain convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating for you the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation. We hope to reward your patience with performance as the years go on.

Sincerely,

Frank J. Abella, Jr.	Frank (“Jay”) Abella, III	Gregg T. Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 12/31/2015.

7055-NLD-2/23/2016

Investment Partners Absolute Return Fund (formerly Investment Partners Opportunities Fund)
PORTFOLIO REVIEW
December 31, 2015 (Unaudited)

The Fund’s performance figures* for the periods ended December 31, 2015, compared to its benchmarks:

		Annualized	Annualized	Cumulative	Annualized
	One Year	Three Year	Five Year	Since Inception **	Since Inception
Investment Partners Absolute Return Fund - Class A	(16.95)%	(4.25)%	(5.13)%	(15.08)%	(2.71)%
Investment Partners Absolute Return Fund - Class A with load	(21.71)%	(6.13)%	(6.25)%	(19.96)%	(3.67)%
S&P North American Natural Resources Sector Index Total Return ***	(24.28)%	(7.32)%	(5.50)%	(9.71)%	(1.70)%
S&P 500 Total Return Index ****	1.38%	15.13%	12.57%	104.00%	12.71%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses were 3.79% (before waiver) as per the January 4, 2016 prospectus. The Fund imposed a maximum sales charge of 5.75% on sales of Class A shares and a maximum deffered sales charge of 1.00% on class A shares redeemed within 1 year of purchase, if such purchase was for $1 million or more. For performance information current to the most recent month-end, please call 1-866-390-0440.

**	Inception date is January 15, 2010.

***	The The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Portfolio Composition as of December 31, 2015

Holdings by Investment Type/Industry	% of Net Assets
Equity Funds	12.0%
Oil & Gas	10.0%
Computers	10.0%
Biotechnology	8.5%
Investment Firms	7.2%
Mining	5.3%
Semiconductors	4.4%
Software	3.7%
Insurance	3.7%
Real Estate Investment Trusts	3.1%
Other *	26.9%
Other Assets & Liabilities	5.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

*	Other represents weightings of 3.0% or less in the following industries: Airlines, Apparel, Banks, Commercial Services, Distribution/Wholesale, Diversified Financial Services, Electrical Components and Equipment, Electronics, Energy - Alternatve Sources, Home Furnishings, Internet, Pipelines, Real Estate, Retail, Warrants, Bonds and Notes, Membership Interest, and Purchased Call Options.

Investment Partners Absolute Return Fund (1)
PORTFOLIO OF INVESTMENTS
December 31, 2015

Shares		Value

	COMMON STOCKS - 81.9%
	AIRLINES - 1.9%
2,000	United Continental Holdings, Inc. * +	$114,600

	APPAREL - 1.9%
1,800	NIKE, Inc. - Cl. B +	112,500

	BANKS - 1.8%
600	Goldman Sachs Group, Inc. +	108,138

	BIOTECHNOLOGY - 8.5%
400	Biogen, Inc. *	122,540
71,600	Cadus Corp. *	88,068
1,000	Celgene Corp. *	119,760
18,000	PharmAthene, Inc. * +	34,200
152,100	Special Diversified Opportunities, Inc. *	149,818
		514,386
	COMMERCIAL SERVICES - 2.4%
4,000	PayPal Holdings, Inc. * +	144,800

	COMPUTERS - 10.0%
2,500	Apple, Inc. +	263,150
22,000	BlackBerry Ltd. * +	204,160
1,000	International Business Machines Corp. +	137,620
		604,930
	DISTRIBUTION/WHOLESALE - 1.7%
53,000	MFC Industrial Ltd. *	103,350

	DIVERSIFIED FINANCIAL SERVICES - 2.5%
1,353,000	Aberdeen International, Inc. *	148,830

	ELECTRICAL COMPONENTS AND EQUIPMENT - 2.9%
6,000	Canadian Solar, Inc. * +	173,760

	ELECTRONICS - 1.2%
25,000	MicroVision, Inc. *	71,500

	ENERGY - ALTERNATE SOURCES - 1.9%
45,000	Capstone Infrastructure Corp.	117,045

	HOME FURNISHINGS - 2.8%
20,020	TiVo, Inc. *	172,773

	INSURANCE - 3.7%
1,000	Berkshire Hathaway, Inc. * +	132,040
5,015	Greenlight Capital Re Ltd. - Cl. A *	93,831
		225,871
	INTERNET - 2.2%
4,000	Yahoo!, Inc. * +	133,040

	INVESTMENT FIRMS - 7.2%
12,243	Fifth Street Senior Floating Rate Corp.	104,922
32,638	Prospect Capital Corp.	227,813
16,650	TICC Capital Corp.	101,232
		433,967
	MINING - 5.3%
3,000	Franco-Nevada Corp.	137,250
2,000	Goldcorp, Inc.	23,120
13,000	Silver Wheaton Corp. +	161,460
		321,830

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund (1)
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Shares		Value

	COMMON STOCKS - 81.9% (continued)
	OIL & GAS - 10.0%
10,000	Memorial Production Partners LP	$26,400
20,000	Sanchez Energy Corp. *	86,200
23,250	Sanchez Production Partners LP	330,615
4,000	Suncor Energy, Inc.	103,200
39,000	Surge Energy, Inc.	60,181
		606,596
	PIPELINES - 1.1%
5,000	Energy Transfer Equity LP	68,700

	REAL ESTATE - 0.0%
65	RMR Group, Inc. - Cl. A *	934

	REAL ESTATE INVESTMENT TRUSTS - 3.1%
7,000	Chimera Investment Corp.	95,480
6,000	Government Properties Income Trust	95,220
		190,700
	RETAIL - 1.7%
800	Home Depot, Inc. +	105,800

	SEMICONDUCTORS - 4.4%
13,500	Micron Technology, Inc. * +	191,160
1,500	QUALCOMM, Inc. +	74,977
		266,137
	SOFTWARE - 3.7%
2,300,028	DIAGNOS, Inc. *	62,101
3,000	Microsoft Corp. +	166,440
		228,541

	TOTAL COMMON STOCKS (Cost - $5,957,429)	4,968,728

	WARRANTS - 0.2%
15	View Central, LLC * (a)	6,752
18	View Central, LLC * (a)	7,502
	TOTAL WARRANTS (Cost - $1,875)	14,254

	EXCHANGE TRADED FUNDS - 12.0%
	EQUITY FUNDS - 12.0%
1,500	Health Care Select Sector SPDR Fund +	108,075
4,250	ProShares Short Russell2000 *	263,925
9,000	ProShares Short S&P500 *	187,830
4,000	SPDR S&P Regional Banking ETF	167,680
	TOTAL EXCHANGE TRADED FUNDS (Cost - $776,715)	727,510

	MEMBERSHIP INTEREST - 0.4%
51	View Central, LLC (a)	25,506
	MEMBERSHIP INTEREST (Cost - $50,829)	25,506

Principal Amount
($)		Coupon Rate (%)	Maturity
	BONDS & NOTES - 0.3%
10,852	View Central, LLC Convertible Note (a)	8.00	7/14/2025	16,504
	TOTAL BONDS & NOTES (Cost - $10,852)			16,504

Contracts **
	PURCHASED OPTIONS - 0.0%
	PURCHASED CALL OPTIONS - 0.0%
5	Apple, Inc., January 2016, Call @ $110	250
20	Yahoo!, Inc., January 2016, Call @ $34.50	600
	TOTAL PURCHASED OPTIONS (Cost - $1,812)	850

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund (1)
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2015

Value

TOTAL INVESTMENTS - 94.8% (Cost - $6,799,512) (b)	$5,753,352
OTHER ASSETS AND LIABILITIES - NET - 5.2%	310,770
NET ASSETS - 100.0%	$6,064,122

(1)	Formerly Investment Partners Opportunities Fund.

*	Non-Income producing security.

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

+	All or part of these securities were held as collateral for call options written as of December 31, 2015.

LP - Limited Partnership

LLC - Limited Liability Company

(a)	Restricted securities. The aggregate value of such securities is 0.93% of net assets and they have been fair valued under procedures established by the Fund’s Board of Trustees.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, Including call options written, is $6,990,358 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$258,820
Unrealized depreciation	(1,513,587)
Net unrealized depreciation	$(1,254,767)

Contracts **		Value
	CALL OPTIONS WRITTEN - (0.3)%
5	Apple, Inc., January 2016, Call @ $112	$680
5	Berkshire Hathaway, Inc., January 2016, Call @ $132	865
20	Blackberry, January 2016, Call @ $9	1,000
30	Canadian Solar, Inc., January 2016, Call @ $30	2,100
6	Goldman Sachs Group, Inc., January 2016, Call @ $185	978
15	Health Care Select Sector SPDR Fund, January 2016, Call @ $72.50	1,155
8	Home Depot, Inc., January 2016, Call @ $133	1,184
5	Int’l Business Machines Corp., January 2016, Call @ $141	310
20	Micron Technology, Inc., January 2016, Call @ $15.50	60
22	Microsoft Corp., January 2016, Call @ $55	2,486
18	NIKE, Inc., January 2016, Call @ $64.50	918
20	Paypal Holdings, January 2016, Call @ $38.50	500
50	PharmAthene, Inc., March 2016, Call @ $2.50	875
10	QUALCOMM, Inc., January 2016, Call @ $51	830
100	Silver Wheaton Corp., January 2016, Call @ $13	2,000
10	United Continental Holdings, January 2016, Call @ $60	520
20	Yahoo!, Inc., January 2016, Call @ $35.50	1,300
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $22,232)	$17,761

**	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund (1)
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

ASSETS
Investment securities:
At cost	$6,799,512
At value	$5,753,352
Cash	390,249
Dividends and interest receivable	21,963
Receivable for securities sold	3,400
Prepaid expenses	9,532
TOTAL ASSETS	6,178,496

LIABILITIES
Option contracts written (Premiums received $22,232)	17,761
Payable for investments purchased	70,426
Fund shares repurchased	350
Investment advisory fees payable	2,680
Payable to related parties	4,554
Accrued expenses and other liabilities	18,603
TOTAL LIABILITIES	114,374
NET ASSETS	$6,064,122

Net Assets Consist Of:
Paid in capital	$7,830,132
Distributions in excess of net investment loss	(213,078)
Accumulated net realized loss from investments, options written and foreign currency transactions	(511,687)
Net unrealized depreciation on investments, options written, and foreign currency translations	(1,041,245)
NET ASSETS	$6,064,122

Net Asset Value Per Share:
Class A Shares:
Net Assets	$6,064,122
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	789,730
Net asset value (Net Assets divided by Shares Outstanding) and redemption price per share	$7.68
Maximum offering price per share (maximum sales charges of 5.75%) (2)	$8.15

(1)	Formerly the Investment Partners Opportunities Fund.

(2)	On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund (1)
STATEMENT OF OPERATIONS
Year Ended December 31, 2015

INVESTMENT INCOME
Dividends (Net of $9,613 foreign taxes withheld)	$222,642
Interest	700
TOTAL INVESTMENT INCOME	223,342

EXPENSES
Investment advisory fees	98,987
Administrative services fees	31,727
Transfer agent fees	29,499
Accounting services fees	21,940
Distribution (12b-1) fees	19,023
Audit fees	16,202
Trustees’ fees and expenses	12,975
Compliance officer fees	11,809
Legal fees	11,577
Printing and postage expenses	9,234
Custodian fees	7,159
Registration fees	6,308
Non 12b-1 shareholder services fees	2,176
Insurance expense	228
Other expenses	277
TOTAL EXPENSES	279,121
Fees waived by the Advisor	(96,895)
NET EXPENSES	182,226

NET INVESTMENT INCOME	41,116

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(500,781)
Options written	66,881
Foreign currency transactions	(557)
Net realized loss from investments, options written and foreign currency transactions	(434,457)

Net change in unrealized appreciation/(depreciation) from: Investments	(907,856)
Options written	27,243
Foreign currency translations	(31)
Net change in unrealized depreciation from investments, options written and foreign currency translations	(880,644)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	(1,315,101)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,273,985)

(1)	Formerly the Investment Partners Opportunities Fund.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund (1)
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
OPERATIONS
Net investment income	$41,116	$2,696
Net realized gain (loss) from investments, options written and foreign currency transactions	(434,457)	75,254
Net change in unrealized depreciation on investments, options written and foreign currency translations	(880,644)	(690,597)
Net decrease in net assets resulting from operations	(1,273,985)	(612,647)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(62,261)	(74,192)
From net realized gains	—	(15,602)
Net decrease in net assets from distributions to shareholders	(62,261)	(89,794)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	191,050	10,307
Net asset value of shares issued in reinvestment of distributions to shareholders	18,156	37,821
Payments for shares redeemed	(440,435)	(262,855)
Net decrease in net assets from shares of beneficial interest	(231,229)	(214,727)

TOTAL DECREASE IN NET ASSETS	(1,567,475)	(917,168)

NET ASSETS
Beginning of Year	7,631,597	8,548,765
End of Year*	$6,064,122	$7,631,597
* Distributions in excess of net investment income:	$(213,078)	$(240,623)

SHARE ACTIVITY
Class A Shares:
Shares Sold	24,739	1,013
Shares Reinvested	2,440	4,019
Shares Redeemed	(52,587)	(25,414)
Net decrease in shares of beneficial interest outstanding	(25,408)	(20,382)

(1)	Formerly the Investment Partners Opportunities Fund.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund (1)
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2015		2014	2013	2012	2011

Net Asset Value, Beginning of Period	$9.36		$10.23	$8.96	$9.29	$10.78
Income (loss) from investment operations:
Net investment income/(loss) (2)	0.05		0.00 (6)	(0.10)	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments	(1.65)		(0.76)	1.37	(0.16)	(1.00)
Total from investment operations	(1.60)		(0.76)	1.27	(0.23)	(1.10)
Less distributions from:
Net investment income	(0.08)		(0.09)	—	(0.03)	—
Net realized gains	—		(0.02)	—	(0.07)	(0.39)
Total from distributions	(0.08)		(0.11)	—	(0.10)	(0.39)
Net Asset Value, End of Year	$7.68		$9.36	$10.23	$8.96	$9.29
Total return (3)	(17.06	)% (7)	(7.43)%	14.17%	(2.53)%	(10.19)%
Ratios/Supplemental Data
Net assets, end of year (000s)	$6,064		$7,632	$8,549	$8,157	$8,573
Ratio of gross expenses to average net assets (4)	4.01%		4.05%	4.03%	3.85%	3.64%
Ratio of net expenses to average net assets (4)	2.62%		2.75%	2.75%	2.75%	2.75%
Ratio of net investment income (loss) to average net assets (4,5)	0.59%		0.03%	(1.01)%	(0.74)%	(0.91)%
Portfolio Turnover Rate	72%		76%	67%	88%	146%

(1)	The Investment Partners Absolute Return Fund, formerly the Investment Partners Opportunities Fund.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

(6)	Represents less than $0.005 per share

(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2015

1.	ORGANIZATION

The Investment Partners Absolute Return Fund (formerly known as Investment Partners Opportunities Fund) (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015, for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$4,968,728	$—	$—	$4,968,728
Warrants	—	—	14,254	14,254
Exchange Traded Funds	727,510	—	—	727,510
Membership Interest	—	—	25,506	25,506
Bonds & Notes	—	—	16,504	16,504
Purchased Options	850	—	—	850
Total	$5,697,088	$—	$56,264	$5,753,352

Liabilities *	Level 1	Level 2	Level 3	Total
Options Written	$17,761	$—	$—	$17,761
Total	$17,761	$—	$—	$17,761

There were no transfers between levels during the period. It is the Fund’s policy to record transfers between levels at the end of the reporting period. The Fund did not hold any Level 2 securities during the year.

*	Refer to the Portfolio of Investments for industry classifications.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Bonds & Notes	Warrants	Membership Interest
Beginning Balance 12/31/14	$47,500	$—	$—
Total realized gain (loss)	—	—	—
Conversion	(50,000)	—	50,000
Appreciation (Depreciation)	8,152	12,379	(25,323)
Cost of Purchases	10,852	1,875	829
Proceeds from Sales	—	—	—
Accrued Interest	—	—	—
Net transfers in/out of level 3	—	—	—
Ending Balance 12/31/15	$16,504	$14,254	$25,506

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 Securities are (1) review of security and collateral underlying the notes (2) review of the investment’s Payment In Kind interest payments to verify they continue to be recorded on issuer’s books correctly (3) review of any additional debt being taken on by the issuer (4) issuer’s settlement discussions with unsecured creditors to potentially reduce issuer’s overall indebtedness. (5) review of competitors’ valuation characteristics in the issuer’s industry. Significant changes in any of those inputs could result in a significantly lower or higher fair value measurement.

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to level 3 investments still held at December 31, 2015 was $(4,792).

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2012-2014) or expected to be taken for the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,791,787 and $4,948,552, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The net change in unrealized appreciation/(depreciation) on options written was $27,243 as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations. The net change in unrealized appreciation/(depreciation) on options purchased was $(224) as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from investments” on the Statement of Operations.

For the year ended December 31, 2015, the Fund had net gain on options written in the amount of $66,881, which is included in net realized gain from options written in the Statement of Operations. For the year ended December 31, 2015, the Fund had a net loss on options purchased in the amount of $(53,700), which is included in net realized loss from investments in the Statement of Operations.

The derivative instruments outstanding as of December 31, 2015, as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the year ended December 31, 2015, were as follows:

Written Call Options
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	250	$23,828
Options written	2,182	160,075
Options exercised	(510)	(28,494)
Options expired	(1,054)	(75,120)
Options closed	(504)	(58,057)
Options outstanding, end of year	364	$22,232

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2015.

			Gross Amounts of Assets Presented in
Liabilities:			the Statement of Assets & Liabilities

	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$17,761	(1)	$17,761	(2)	$—	$—
Total	$17,761		$17,761		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Investment Partners Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement between the Advisor and the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets, prior to September 29, 2015, the annual rate was 1.50%. During the year ended December 31, 2015, the advisor earned $98,987 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until December 31, 2016, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), do not exceed 2.15% per annum of the Fund’s average daily net assets for Class A shares. Prior to September 29, 2015, the Fund’s expense limitation was 2.75% of the Fund’s average daily net assets for the Class A shares. During the year ended December 31, 2015, the Advisor waived fees of $96,895.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A shares are subsequently less than 2.15% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.15% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.15% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows:

December 31, 2016	$107,499
December 31, 2017	$112,999
December 31, 2018	$96,895

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended December 31, 2015, pursuant to the Plan, Class A shares incurred fees of $19,023.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. During the year ended December 31, 2015, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the year ended December 31, 2015, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund. The trades were cleared through Pershing LLC. For the year ended December 31, 2015, T.R. Winston & Company received $17,850 in trade commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

BluGiant, LLC (“BluGiant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2015 and December 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2015	December 31, 2014
Ordinary Income	$62,261	$89,794
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$62,261	$89,794

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(347,572)	$(144,824)	$(19,291)	$(1,254,323)	$(1,766,010)

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on straddles, mark-to-market on passive foreign investment companies and adjustments for real estate investment trusts and publicly traded partnerships.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $347,572.

At December 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$81,931	$62,893	$144,824

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of ordinary income distributions, and adjustments related to real estate investment trusts, publicly traded partnerships, and grantor trusts, resulted in reclassification for the year ended December 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(44,748)	$48,690	$(3,942)

6.	INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2015, the Fund invested in the following restricted securities:

	Initial
	Acquisition				% of Net
Security	Date	Shares/Par	Cost	Value	Assets
View Central LLC (Warrants)	7/15/2014	33	$1,875	$14,254	0.2%
View Central LLC Convertible Note	7/15/2014	10,852	$10,852	$16,504	0.3%
View Central LLC Membership Interest	7/15/2014	51	$50,829	$25,506	0.4%

View Central, LLC is formerly the Rainmaker Systems, Inc.

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in

Investment Partners Absolute Return Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2015

ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements, except for January 4, 2016 the name of the Fund changed from Investment Partners Opportunities Fund to Investment Partners Absolute Return Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Investment Partners Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of Investment Partners Absolute Return Fund (Formerly Investment Partners Opportunities Fund) (the “Fund”), including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian, brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Partners Absolute Return Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 29, 2016

Investment Partners Absolute Return Fund
EXPENSE EXAMPLES
December 31, 2015 (Unaudited)

As a shareholder of the Investment Partners Absolute Return Fund (formerly the Investment Partners Opportunities Fund), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Absolute Return Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2015, to December 31, 2015.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period *
	7/1/15	12/31/15	7/1/2015 – 12/31/15
Actual	$ 1,000.00	$ 858.00	$ 11.46
Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,012.87	$ 12.41

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.45%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Investment Partners Absolute Return Fund
SUPPLEMENTAL INFORMATION
December 31, 2015 (Unaudited)

Investment Partners Opportunity Fund – Adviser: Investment Partners Asset Management, Inc.*

In connection with the regular meeting held on June 30 & July 1, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (“IPAM”) and the Trust, with respect to the Investment Partners Opportunity Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that IPAM is a family run investment management firm founded in 1995 that currently manages approximately $100 million in assets, providing customized investment strategies, financial services and advice tailored to the client’s risk tolerance level. They noted IPAM’s clients include corporations, high net worth individuals, retirement plans and not-for-profits. The Board reviewed the investment team’s background noting that each member has over 20 years of financial industry experience and have worked together for many years. The Board acknowledged that not all strategy risks can be eliminated, but noted that IPAM identified several risks associated with this type of strategy, such as out of favor companies, industries, and sectors, with IPAM monitoring the Fund’s individual investment holdings by performing ongoing research and due diligence in an attempt to mitigate the risk. The Board also noted that IPAM may employ some traditional hedging techniques such as using covered call options or buying nominal amounts of put options, or will employ a tactical allocation strategy or moving to cash, if IPAM believes markets may decline. The Board observed that IPAM’s CCO performs compliance monitoring with the Fund’s investment limitations by reviewing daily, weekly, and monthly activity and position reports to ensure adherence to the Fund’s prospectus and regulatory requirements. The Board reviewed IPAM’s broker-dealer selection approach which takes into consideration various factors, which may not have equal weighting, such as commission structure, broker’s factor financial strength, executions capabilities, research provided, and responsiveness. IPAM reported that there have been no material compliance or litigation issues since the last advisory contract approval. The Board recognized IPAM’s effort and labor intensive research behind a value investing strategy that may take time to develop as anticipated. Although IPAM is a small, family run business servicing about 300 clients, it has adequate resources to support the process. The Board concluded that IPAM should continue to provide the same level of quality service to the shareholders of the Fund as it has historically.

Performance. The Trustees reviewed the Fund’s long term and more recent performance. They noted that the Fund underperformed each of its benchmarks over each period shown with the exception of the North American Natural Resources Index. The Trustees noted that IPAM expects the Fund will perform better when its deep value assets reach appropriate valuations. They considered IPAM’s representation that investments in oil and natural gas entities, and the Fund’s otherwise relatively defensive posture, contributed to its underperformance. The Trustees considered their discussions with a representative of IPAM noting that IPAM had agreed to review the Fund’s strategy and consider what, if any, adjustments might be made.

Fees and Expenses. The Trustees discussed the advisory fee of 1.50% and compared it to the peer group average and assigned Morningstar category average. They noted that the advisory fee is higher than the benchmark

Investment Partners Absolute Return Fund
SUPPLEMENTAL INFORMATION (Continued)
December 31, 2015 (Unaudited)

averages, but within the range of fees of IPAM-selected Morningstar category. The Trustees discussed the fee with representatives of IPAM and negotiated a significantly lower fee, to the benefit of shareholders. They noted the newly negotiated fee of 0.50% and expense cap of 1.50% were competitive relative to the Fund’s peers and would benefit shareholders. The Trustees noted that IPAM has an expense limitation agreement in place and received a net fee, post-waiver, of 0.22% during the prior year which is significantly less than the benchmark average fees. After further discussion, the Trustees concluded that the newly negotiated fee was reasonable.

Economies of Scale. The Trustees noted the absence of breakpoints at this time. After discussion, it was the consensus of the Trustees that based on current size of the Fund, and the renewal negotiated fee, the matter of economies of scale would be revisited at the next renewal of the agreement and as the Fund’s size increases.

Profitability. The Trustees reviewed a profitability analysis prepared by IPAM and noted IPAM realized a loss in connection with its relationship with the Fund. The Trustees concluded that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from IPAM as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement at the new fee level is in the best interests of the shareholders of the Investment Partners Opportunities Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Investment Partners Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	108	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	108	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	147	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	147	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

Investment Partners Absolute Return Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	108	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-390-0440.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR
Investment Partners Asset Management, Inc.
10 Station Place
Metuchen, NJ 08840

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $14,700

2014 - $14,500

2013 - $14,000

2012 - $14,000

(b)	Audit-Related Fees

2015 - None

2014 - None

2013 - None

2012 - None

(c)	Tax Fees

2015 - $2,000

2014 - $2,000

2013 - $2,000

2012 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 – None

2013 – None

2012 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015 2014 2013 2012

Audit-Related Fees: 0.00% 0.00% 0.00% 0.00%

Tax Fees: 0.00% 0.00% 0.00% 0.00%

All Other Fees: 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2015 - $2,000

2014 - $2,000

2013 - $2,000
2012 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 03/09/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer

Date 03/09/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer

Date 03/09/16